UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 14, 2008 (May 12, 2008)

SouthPeak Interactive Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51693	20-3303304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 Polo Parkway, Suite 200 Midlothian, Virginia 23113
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 378-5100

Global Services Partners Acquisition Corp.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is filed to (a) add additional disclosure to Item 5.03 to the Current Report on Form 8-K of SouthPeak Interactive Corporation, formerly known as Global Services Partners Acquisition Corp. (the “Company”), filed on May 15, 2008 (the “Initial Filing”), related to the change in the Company’s fiscal year, and (b) to correct an error to Item 9.01 to the Initial Report contained in the pro forma financial information.

The other Items to the Initial Filing remain unchanged and are not restated herein.

Item 3.03. Material Modification to Rights of Security Holders.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the Acquisition, the charter of the Company was amended and restated. The Restated Charter, which is attached as Exhibit 3.1 to this Current Report on Form 8-K, was filed with the Delaware Secretary of State on May 12, 2008, and all amendments reflected therein were effective on that date.

The following discussion identifies the provisions adopted or changed and the material differences between the rights of the Company’s stockholders pursuant to the original Certificate of Incorporation and those of the Company’s stockholders pursuant to the Restated Charter.

	Stockholder Rights under	Stockholder Rights under
	Certificate of Incorporation	Restated Charter
Authorized Capital Stock
The authorized capital stock of the Company consisted of 24,000,000 shares of common stock, par value $0.0001 per share, 7,000,000 shares of common stock, par value $0.0001 per share and 5,000 shares of preferred stock, par value $0.0001 per share.
The authorized capital stock of the Company will consist of 90,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock, par value $0.0001 per share.

Preferred Stock	Directors could fix the designations, powers, preferences, rights, qualifications, limitations and restrictions by resolution.	Same.

Voting Rights
Common Stock: each share was entitled to one vote on all matters before the stockholders of the Company except in connection with a business combination.

Class B Common Stock: each share was entitled to one vote on all matters before the stockholders of the Company including in connection with a business combination.
Each share of Common Stock is entitled to one vote on all matters before the stockholders of the Company.

Conversion Rights	Holders of Class B common stock who voted against a business combination could demand that the Company convert their shares of Class B common stock into cash.	None.

Termination of Class B common stock
If a business combination was not consummated prior to the termination date set forth in the Company’s certificate of incorporation, the Class B common stock was to be terminated and the former holders of Class B common stock were to receive a pro rata distribution from the Company’s trust account.
None.

Removal of Directors	Directors could be removed by the vote of a majority of the voting power of the shares of the Company.	Directors may be removed only for cause by the vote of two-thirds of the voting power of the shares of the Company.

Amendment of Certificate of Incorporation	The certificate of incorporation could be amended by the vote of a majority of the voting power of the shares of the Company.	The Company’s certificate of incorporation may be amended by the vote of two-thirds of the voting power of the shares of the Company.

Special Meetings	Special meetings of the stockholders could be called by the Chief Executive Officer, a majority of the board of the Company or the holders of a majority of the outstanding capital stock.	Special meetings of the stockholders may only be called by the Chief Executive Officer or a majority of the board of the Company.

The authorized share increase could, under certain circumstances, have an anti-takeover effect. In the event of a hostile take-over attempt, the Company could impede such an attempt by issuing shares of common stock through a “private placement” to a friendly party, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. Therefore, the overall effect could be to discourage unsolicited takeover attempts and to make it more difficult to remove the Company’s management. By potentially discouraging initiation of any such unsolicited takeover attempt, the authorized share increase may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The authorized share increase may have the effect of permitting current management to retain its position and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business.

The increase in the number of authorized shares is not, however, intended to prevent or discourage any actual or threatened takeover of the Company, and to the knowledge of the Company, no takeover attempt (whether by accumulation of stock, merger, tender offer, solicitation in opposition to management or otherwise) is threatened. The Company does not currently have any intention to issue newly authorized shares of stock as part of any plan to discourage third parties from attempting to take over the Company in the future. No anti-takeover plan has been developed by the Company, and no such plan is currently under consideration.

The Restated Charter also includes other anti-takeover provisions, such as requirements for supermajority stockholder approval for amendments to the Company’s certificate of incorporation or bylaws and provisions requiring board of directors or executive officer action to call a special meeting of the stockholders, all of which have the effect of frustrating the efforts of persons seeking to effect a merger or to otherwise gain control of the Company by prohibiting action supportive of such transactions by the Company’s stockholders who may approve the transactions. The Company does not currently plan to adopt any other anti-takeover provisions or enter into any agreements or arrangements that may have material anti-takeover consequences.

The existence of anti-takeover provisions (whether the intention of these provisions is to effect an anti-takeover plan or whether the anti-takeover effect is merely incidental) has disadvantages and advantages to the stockholders. On the one hand, the existence of anti-takeover provisions may tend to lower the market price of the common stock because the Company may be less attractive to third parties who would otherwise be interested in accumulating stock in a takeover attempt, but are discouraged from doing so because of the anti-takeover provisions. Anti-takeover provisions may also result in an issuer’s management becoming entrenched and not readily susceptible to changes in management sought by the stockholders. On the other hand, the existence of anti-takeover provisions may be helpful to the Company and the stockholders because they might make the Company less vulnerable to a takeover at a time when the market price of the common stock is low relative to the perceived value of the Company, and the existence of anti-takeover provisions might insulate the Company’s management from pressure to enter into transactions or take other actions that might not be in the best interest of the stockholders.

The Company also amended its bylaws in the form attached as Exhibit 3.2 to this Current Report on Form 8-K, effective May 12, 2008.

On May 12, 2008, the Company filed with the Delaware Secretary of State a Certificate of Designations authorizing and designating the rights and preferences of 15,000,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred”). Such shares were designated from the 20,000,000 total shares of preferred stock reserved for issuance under the Restated Charter. Pursuant to the Certificate of Designations, the holders of the Series A Preferred were granted a liquidation preference such that, in the event of any liquidation, dissolution or winding up of the Company, prior and in preference to any distribution of any of the assets or funds of the Company to the holders of the common stock, the holders of the Series A Preferred shall be entitled to be paid out of the Company’s assets available for distribution to its stockholders an amount equal to $1.00 per share of Series A Preferred held by them plus all dividends unpaid on such shares up to the date of distribution of the assets of the Corporation. This right will reduce the remaining amount of the Company’s assets, if any, available to distribute to holders of the Company’s common stock.

The Acquisition will be accounted for as a reverse acquisition, equivalent to a recapitalization, through the issuance of stock by SouthPeak for the net monetary assets of the Company. Prior to the Acquisition, the Company had a fiscal year ending July 31 and SouthPeak has a fiscal year ending June 30. As a result of the accounting treatment of the Acquisition, the fiscal year of the Company has changed from a fiscal year ending July 31 to a fiscal year ending June 30. The change in the Company’s fiscal year took effect on May 12, 2008 and, therefore, there will be no transition period in connection with this change of fiscal year end. The Company’s 2008 fiscal year will end on June 30, 2008.

Item 9.01 Financial Statements and Exhibits

Financial Statements

Pro Forma Financial Information

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined balance sheet combines the condensed consolidated historical balance sheet of SouthPeak as of December 31, 2007 and the balance sheet of the Company as of January 31, 2008, giving effect to the Acquisition. The following unaudited pro forma condensed consolidated statement of operations combines the consolidated statement of operations of SouthPeak for its year ended June 30, 2007 with the statement of operations of the Company for its fiscal year ended July 31, 2007, giving effect to the Acquisition as if it had occurred at the beginning of the respective periods presented. The following unaudited pro forma condensed combined statement of operations combines the historical consolidated statement of operations of SouthPeak for the six month period ended December 31, 2007 with the statement of operations of the Company for the six months ended January 31, 2008, giving effect to the Acquisition as if it had occurred at the beginning of the respective fiscal periods presented.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the Acquisition, including the sale and issuance of Series A Preferred, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented on the pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the Company following the consummation of the Acquisition.

The Company is providing the following information to aid its stockholders in their analysis of the financial aspects of the Acquisition. The Company derived the historical financial information of SouthPeak from the audited consolidated financial statements of SouthPeak for the year ended June 30, 2007 and the unaudited condensed consolidated financial statements of SouthPeak for the six month period ended December 31, 2007 included elsewhere in this proxy statement/prospectus. We derived the historical financial information of GSPAC from the audited financial statements of GSPAC for the year ended July 31, 2007 and the unaudited financial statements of GSPAC for the six months ended January 31, 2008 included in the Definitive Proxy Statement (No. 000-51869) and incorporated herein by reference.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. Stockholders should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the Company will experience. SouthPeak and the Company have not had any historical relationships prior to the Acquisition. Accordingly, no pro forma adjustments were required to eliminate activities among the companies.

In the Acquisition, the Company purchased all the issued and outstanding membership interests of SouthPeak from its members in exchange for consideration consisting of 35,000,000 shares of the Company’s common stock. Immediately after the Acquisition former members of SouthPeak owned approximately 97.43% of the then issued and outstanding common stock of the Company.

The Acquisition will be accounted for as a reverse acquisition, equivalent to a recapitalization, through the issuance of stock by SouthPeak for the net monetary assets of the Company. The net monetary assets of the Company will be recorded as of the Acquisition date at their respective historical costs, which is considered to be the equivalent of fair value. No goodwill or intangible assets will be recorded as a result of the Acquisition.

The determination of SouthPeak as the accounting acquirer has been made based on consideration of all quantitative and qualitative factors of the business combination, including significant consideration given to the fact that upon consummation of the Acquisition,(i) SouthPeak’s management will continue in all the officer and senior management positions of the Company and, accordingly, will have day-to-day authority to carry out the business plan after the Acquisitio; (ii) SouthPeak’s employees (27 as of January 1, 2008) will continue on with no expected disruption, while no Company employees are anticipated to become employees of SouthPeak; (iii) the current SouthPeak business plan and operations will continue as the business plan of the Company with no changes expected as a result of the Acquisition; (iv) of the three member board of directors of the Company, two directors will be members of SouthPeak’s management; and (v) the largest minority stockholder group is comprised of four current members of SouthPeak who owned approximately 97.43% of the Company after the completion of the Acquisition compared to the largest Company director and officer minority stockholder group which would own a de minimus percentage of the Company after the Acquisition. Furthermore, the remaining Company stockholders are a diverse group of investors of which none own greater than 1% of the Company.

In addition to the factors described above, in reaching its determination of SouthPeak as the accounting acquirer, management also contemplated (i) the substance and design of the Acquisition; (ii) the impact of potentially dilutive securities on ownership of the Company under varying scenarios; and (iii) the size of SouthPeak versus the Company, considering total assets, revenues and operating expenses.

SOUTHPEAK INTERACTIVE CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	December 31, 2007	January 31, 2008	Acquisition
	SouthPeak	The Company	Adjustments			Combined
Assets

Current Assets:
Cash and cash equivalents	$1,860,326	$163,347	$(391,438)	(b	)	$3,502,235
			1,870,000	(c	)
Assets held in Trust Fund	-	31,919,663	(31,919,663)	(a	)	-
Accounts receivable, net	3,391,619	-				3,391,619
Accounts receivable from vendor	-	-				-
Inventory	468,669	-				468,669
Advances on royalties	989,899	-				989,899
Intellectual property licenses	42,500	-				42,500
Prepaid expenses and other current assets	75,592	23,500				99,092
Total current assets	6,828,605	32,106,510	(30,441,101)			8,494,014

Non-Current Assets:
Advances on royalties, net	592,276	-				592,276
Intellectual property licenses, net	1,360,000	-				1,360,000
Property and equipment, net	1,506,668	-				1,506,668
Deferred acquisition costs	311,362	-	(311,362)	(b	)	-
Other assets	16,158	-				16,158

Total assets	$10,615,069	$32,106,510	$(30,752,463)			$11,969,116

Liabilities and Stockholders' Equity

Current Liabilities:
Line of credit	$632,473	$-				$632,473
Accounts payable and accrued royalties	5,113,198	103,923				5,217,121
Due to related parties	38,806	-				38,806
Current maturities of mortgage payable	15,778	-				15,778
Accrued expenses	1,636,340	-				1,636,340

Total current liabilities	7,436,595	103,923	-			7,540,518

Non-Current Liabilities:
Mortage payable, net of current maturities	1,052,672	-	-			1,052,672

Total liabilities	8,489,267	103,923	-			8,593,190

Common stock, subject to possible conversion	-	6,380,742	(6,380,742)	(d	)	-

Stockholders' Equity
Common stock	-	92	3500	(e	)	3,592
Preferred Stock	-	-	200	(c	)	200
Members' equity	1,941,554	-	(1,941,554)	(f	)	-
Common stock, Class B	-	478	(478)	(d	)	-
Additional paid-in capital	-	25,370,759	(31,919,663)	(a	)	3,187,886
			(311,362)	(b	)
			(13,638)	(b	)
			1,869,800	(c	)
			6,380,742	(d	)
			478	(d	)
			(3,500)	(e	)
			(127,284)	(e	)
			1,941,554	(f	)
Retained earnings	-	250,516	(377,800)	(b	)	-
			127,284	(e	)

Accumulated other comprehensive income	184,248	-				184,248

Total stockholders' equity	2,125,802	25,621,845	(24,371,721)			3,375,926

Total liabilities and stockholders' equity	$10,615,069	$32,106,510	$(30,752,463)			$11,969,116

See Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

SOUTHPEAK INTERACTIVE CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

The pro forma condensed combined balance sheet reflects the Acquisition as a reverse acquisition. The historical balance sheets used in the preparation of the pro forma condensed combined financial statements have been derived from SouthPeak’s unaudited condensed consolidated balance sheet as of December 31, 2007 and GSPAC’s unaudited condensed combined balance sheet as of January 31, 2008.

Pro forma adjustments are necessary to record the accounting upon consummation of the reverse acquisition. No pro forma adjustments were required to conform SouthPeak’s accounting policies to GSPAC’s accounting policies. Descriptions of the adjustments included in the unaudited pro forma condensed combined balance sheet are as follows:

(a)
Reflects the release of the Company’s restricted cash held in trust and the transfer of the balance to the holders of the Company’s Class B common stock sold in its initial public offering. As a result of the Company not completing a business combination by April 25, 2008, the Company’s Class B common stock was immediately cancelled.

(b)
Gives effect to the payment of an aggregate of $1,335,000 of estimated costs payable in cash by SouthPeak and the Company directly attributable to the Acquisition. Costs expected to be incurred by the Company (approximately $1,010,000) will be expensed as incurred. A further adjustment of $377,800 has been included on the accompanying pro forma condensed combined balance sheet as an adjustment to retained earnings of the Company prior to the Acquisition. The additional $391,438 as referenced below was adjusted to additional paid in capital for the interim pro forma balance sheet. Costs incurred by SouthPeak, approximately $325,000 will be deferred and charged to additional paid-in capital upon consummation of the reverse acquisition. As of December 31, 2007, $311,362 has been incurred by SouthPeak and included in their accompanying condensed consolidated balance sheet as of December 31, 2007. The $311,362 plus the additional $13,638 has been adjusted to additional paid in capital on the accompanying pro forma condensed combined balance sheet.

	The Company	SouthPeak			Total
Total transaction costs	$1,010,000	$325,000			$1,335,000
Less: incurred in historical	(632,200)	(311,362)	(b	)	(943,562)
	$377,800	$13,638	(b	)	$391,438	(b	)

(c)
Reflects the sale of 2,000,000 Series A Convertible Preferred Stock, (par value $0.0001) per share issued on May 12, 2008 for $1.00 per share. The Company incurred approximately $130,000 in cost attributable directly to the sale of Series A Preferred. These costs were netted against additional paid in capital.

(d)	Reflects the reclassification of the conversion value of the Company’s Class B common stock subject to conversion to additional paid in capital.

(e)
Reflects the transaction through the elimination of the Company’s historical retained earnings, including the adjustment noted in (b) above associated with the Company’s transaction costs, and the issuance of 35,000,000 shares of common stock $.0001 par value.

(f)	Reflects the adjustment to conform the equity of SouthPeak to that of the combined company after the Acquisition.

SOUTHPEAK INTERACTIVE CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	For the six months ended	For the six months ended
	December 31, 2007	January 31, 2008	Acquisition
	SouthPeak	The Company	Adjustments			Combined
Net revenues	$22,545,578	$-				$22,545,578
Cost of sales-product costs	7,803,572	-				7,803,572
Cost of sales-software royalties	5,231,043	-				5,231,043
Gross profit	9,510,963	-				9,510,963

Operating Expenses:
General and administrative	2,158,553	271,540	(72,204)	(g	)	2,357,889
Transaction costs	-	632,200	(632,200)	(k	)	-
Warehouse and distribution	310,363	-				310,363
Sales and marketing	3,093,859	-				3,093,859
Total operating expenses	5,562,775	903,740	(704,404)			5,762,111

Income (loss) from operations	3,948,188	(903,740)	704,404			3,748,852

Other Income (Expense):
Interest Income	-	10,920				10,920
Interest Income on Trust Account	-	489,084	(489,084)	(h	)	-
Interest expense	(290,310)	-	-			(290,310)

Total other income (expense), net	(290,310)	500,004	(489,084)			(279,390)

Net income(loss) before provision for income taxes	3,657,878	(403,736)	215,320			3,469,462
Provision for income taxes	-	-	1,318,396	(j	)	1,318,396

Net income (loss)	$3,657,878	$(403,736)	$(1,103,076)			$2,151,066

Weighted average number of shares outstanding:
Basic(1)	35,000,000	5,704,698				35,920,100	(i	)

Net income per common share
Basic(1)	$0.10	$(0.07)				$0.06

(1)
The following amounts are being provided on a pro forma basis to present SouthPeak per share information assuming the 35,000,000 shares that SouthPeak members will receive in the Acqusition were outstanding as of the beginning of the historical periods presented. The net income (loss) per share amounts can be derived by dividing the historical net income (loss) per share amounts during the historical periods presented by the 35,000,000 shares assumed outstanding.

See Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

SOUTHPEAK INTERACTIVE CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	For year ended	For year ended
	June 30, 2007	July 31, 2007	Acquisition
	SouthPeak	The Company	Adjustments			Combined
Net revenues	$12,544,046	$-				$12,544,046
Cost of sales-product costs	6,451,566	-				6,451,566
Cost of sales-software royalties	1,864,277	-				1,864,277
Gross profit	4,228,203	-				4,228,203

Operating Expenses:
General and administrative	2,276,818	513,997	(144,408)	(g	)	2,646,407
Warehouse and distribution	502,132	-				502,132
Sales and marketing	2,128,025	-				2,128,025
Total operating expenses	4,906,975	513,997	(144,408)			5,276,564

Loss from operations	(678,772)	(513,997)	144,408			(1,048,361)

Other Income (Expense):
Interest income	-	33,839				33,839
Interest income on Trust Account	-	980,953	(980,953)	(h	)	-
Interest expense	(187,440)	-				(187,440)

Total other income (expense), net	(187,440)	1,014,792	(980,953)			(153,601)

Net income (loss)	$(866,212)	$500,795	$(836,545)			$(1,201,962)

Weighted average number of shares outstanding:
Basic(1)	35,000,000	5,704,698				35,920,100	(i	)

Net (loss) income per common share
Basic	$(0.02)	$0.09				$(0.03)

(1)
The following amounts are being provided on a pro forma basis to present SouthPeak per share information assuming the 35,000,000 shares that SouthPeak members will receive in the Acquisition were outstanding as of the beginning of the historical periods presented. The net income (loss) per share amounts can be derived by dividing the historical net income (loss) per share amounts during the historical periods presented by the 35,000,000 shares assumed outstanding.

See Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

SOUTHPEAK INTERACTIVE CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF OPERATIONS

The unaudited pro forma condensed combined statement of operations for the July 31, 2007 period being presented combines the audited consolidated statement of operations of SouthPeak for the year ended June 30, 2007 and the audited consolidated statement of operations of the Company for the year ended July 31, 2007 assuming that the Acquisition occurred at the beginning of the period presented. The Company derived the pro forma information of SouthPeak for the year ended June 30, 2007 from the audited consolidated financial statements of SouthPeak for the year ended June 30, 2007 included in the Definitive Proxy Statement (No. 000-51869) and incorporated herein by reference. The audited consolidated statement of operations of the Company for the year ended July 31, 2007 is derived from the audited year ended July 31, 2007 financial statements included in the Definitive Proxy Statement (No. 000-51869) and incorporated herein by reference.

The unaudited pro forma condensed combined statement of operations for the period being presented combines the unaudited condensed consolidated statement of operations of SouthPeak for the six months ended December 31, 2007 and the unaudited condensed consolidated statement of operations of the Company for the six months ended January 31, 2008 assuming that the Acquisition occurred at the beginning of the period presented. The Company derived the pro forma information of SouthPeak from the unaudited condensed consolidated financial statements of SouthPeak for the six months ended December 31, 2007 included in the Definitive Proxy Statement (No. 000-51869) and incorporated herein by reference. The unaudited condensed statement of operations information of the Company for the six months ended January 31, 2008 is derived from the six months unaudited financial statements included in the Definitive Proxy Statement (No. 000-51869) and incorporated herein by reference.

Certain reclassifications have been made to conform GSPAC’s and SouthPeak’s historical amounts.

Pro forma adjustments are necessary to record the accounting upon consummation of the reverse acquisition. No pro forma adjustments were required to conform SouthPeak’s accounting policies to the Company’s accounting policies. Descriptions of the adjustments included in the unaudited pro forma condensed combined statements of operations are as follows:

(g)
Reflects adjustments to salary compensation expense from change of historical amounts for officers of SouthPeak as a result of employment agreements to be entered into with certain officers upon consummation of the Acquisition which provide for base salary for the officers. The adjustment does not account for any bonus or other forms of compensation.

(h)
Reflects the elimination of the Company’s interest income on the trust account due to the distribution to all holders of its Class B common stock in proportion to their respective equity interest in the Class B common stock. The Company paid the former holders of its Class B common stock $5.36 for each cancelled share.

(i)
Reflects 920,100 shares of the Company’s common stock outstanding before the Acquisition plus the 35,000,000 shares of common stock issued to the members of SouthPeak in the Acquisition. This also reflects the cancellation of the Class B shares on April 25, 2008.

(j)
The Company’s tax rate is 38% which approximates the combined federal and state statutory rate. SouthPeak is incorporated in Virginia and accordingly is subject to state taxes. Prior to the Acquisition there was no federal income tax as the Company’s income was earned from money earned in tax exempt investments. There is no income tax provision for the Company’s unaudited pro forma condensed combined statement of operations for the year ended July 31, 2007 as the Company would still have a loss and therefore would not be subject to income tax.

(k)
Reflects the adjustment to remove transaction costs incurred by the Company through January 31, 2008. Such costs have been recorded in the Company’s historical statement of operations; however have been removed in this adjustment as they are non-recurring in the ordinary course of the business operations. In addition to the $632,000 the Company expects to incur an additional $377,800 of costs for a total of $1,010,000. See footnote (b) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2008

SouthPeak Interactive Corporation

By:	/s/ Terry M. Phillips
Terry M. Phillips, Chairman